                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a

                               Barnes Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                             Barnes Group Inc.
                                             Executive Office
                                             123 Main Street
                                             Post Office Box 489
                                             Bristol, Connecticut 06011-0489
                                             U.S.A.
                                             Tel. (860) 583-7070

[Barnes Group LOGO]

                                                                  March 15, 2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 12, 2000

The Annual Meeting of Stockholders of Barnes Group Inc. will be held at the Country Club of Farmington, 860 Farmington Avenue, Farmington, Connecticut 06032, at 11:00 a.m. on Wednesday, April 12, 2000, for the following purposes:

1. To elect three directors for a three-year term;

2. To approve the Barnes Group Inc. Employee Stock and Ownership Program;

3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for 2000; and

4. To transact any other business that lawfully may come before the meeting or at any adjournment thereof.

Stockholders of record at the close of business on February 16, 2000 will be entitled to vote at the meeting.

Your vote is important. Please SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED OR VOTE BY TELEPHONE AS SOON AS POSSIBLE as described in the enclosed proxy, whether or not you plan to attend the meeting.

gates signature

Signe S. Gates
Secretary

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
ELECTION OF DIRECTORS FOR A THREE-YEAR TERM
  (PROXY PROPOSAL 1)........................................      1
THE BOARD OF DIRECTORS AND ITS COMMITTEES...................      3
COMPENSATION OF DIRECTORS...................................      3
STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS.........      4
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....      5
BENEFICIAL OWNERS OF MORE THAN 5% OF SHARES.................      5
COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT....      6
COMPENSATION................................................      9
STOCK OPTIONS...............................................     10
LONG-TERM INCENTIVE PLAN AWARDS.............................     11
PENSION PLANS...............................................     11
EMPLOYMENT AGREEMENT........................................     13
CHANGE-IN-CONTROL AGREEMENTS................................     14
PERFORMANCE GRAPH...........................................     15
APPROVAL OF THE PROPOSED BARNES GROUP INC. EMPLOYEE STOCK
  AND OWNERSHIP PROGRAM (PROXY PROPOSAL 2)..................     15
RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
  INDEPENDENT ACCOUNTANTS (PROXY PROPOSAL 3)................     17
STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING...............     17
GENERAL.....................................................     18
ANNEX I, BARNES GROUP INC. EMPLOYEE STOCK AND OWNERSHIP
  PROGRAM...................................................    I-1

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 12, 2000

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Barnes Group Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held on April 12, 2000 and at any adjournment thereof. A stockholder who signs and returns a proxy in the accompanying form may revoke it by notifying the Secretary of the meeting in person or in writing (including by delivery of a later dated proxy) at any time before it is voted. This Proxy Statement and the enclosed form of proxy are being sent to stockholders on or about March 15, 2000.

ELECTION OF DIRECTORS FOR A THREE-YEAR TERM (PROXY PROPOSAL 1)

     The Board of Directors Recommends a Vote "For" All Nominees.

Three directors are nominated for election at the 2000 Annual Meeting for a three-year term (unless any of them earlier dies, resigns or is removed, as provided in the Company's By-Laws). Thomas O. Barnes, Gary G. Benanav and Robert
W. Fiondella are nominated for re-election to the Board of Directors for terms expiring at the Annual Meeting in 2003. Directors are elected by a plurality of the votes cast for Proposal 1.

Pertinent information concerning the nominees for re-election as directors and the five directors whose terms continue after the meeting is set forth below. Each director has been associated with his present organization for at least the past five years unless otherwise noted. Except as expressly stated below, none of the organizations listed as business affiliates of the directors is a subsidiary or other affiliate of the Company.

NOMINEES FOR RE-ELECTION

                              THOMAS O. BARNES
Thomas O. Barnes Photo        Director since 1978
                              Current term expires 2000
                              Mr. Barnes, 51, is Chairman of the Board of Directors and an
                              employee of the Company. From 1993 through May 1997, Mr.
                              Barnes also served as Senior Vice
                              President -- Administration. Prior to joining the Company he was President of The Olson Brothers Company, a manufacturer of machined metal parts.
                              GARY G. BENANAV
Gary G. Benanav Photo         Director since 1994
                              Current term expires 2000
                              Mr. Benanav, 54, is Chairman and Chief Executive Officer of
                              New York Life International, Inc. and Vice Chairman of New
                              York Life Insurance Company. Prior to this appointment in
                              December 1997, he was Chief Executive Officer of Aeris
                              Ventures, L.L.C., a venture capital firm. From 1993 to 1996, he was an Executive Vice President of Aetna Life and
                              Casualty Company. He is Chairman of the Compensation and
                              Management Development Committee, and a member of the Audit
                              Committee, and the Corporate Governance Committee. He is a
                              director of Express Scripts, Inc., a full-service pharmacy benefit management company.

                              ROBERT W. FIONDELLA
Robert W. Fiondella           Director since 1997
Photo                         Current term expires 2000
                              Mr. Fiondella, 57, is Chairman and Chief Executive Officer
                              of Phoenix Home Life Mutual Insurance Company, in which
                              position he has served since 1994. From 1992 to 2000, he
                              also served as President of that company. He is a member of the Audit Committee, the Compensation and Management
                              Development Committee, and the Corporate Governance
                              Committee. He is a director of Advest Group, Inc., a
                              financial Investment firm; Phoenix Investment Partners, an investment company; PXRE Corporation, a property and
                              casualty reinsurance company; Hilb, Rogal & Hamilton
                              Company, a property casualty broker; and Aberdeen Asset
                              Management PLC, an investment management company.

CONTINUING DIRECTORS

                              WILLIAM S. BRISTOW, JR.
William S. Bristow, Jr.       Director since 1978
Photo                         Current term expires 2002
                              Mr. Bristow, 46, is President of W. S. Bristow & Associates,
                              Inc., which is engaged in small business development. From
                              1992 to 1995, Mr. Bristow was New England Region Manager of
                              Roberts Express, Inc., a provider of expedited
                              transportation services. He is a member of the Corporate
                              Governance Committee, and the Audit Committee.
                              ROBERT J. CALLANDER
Robert J. Callander           Director since 1991
Photo                         Current term expires 2002
                              Mr. Callander, 69, is Executive in Residence at Columbia
                              University School of Business. He retired as Vice Chairman of Chemical Banking Corporation in 1992. He is Chairman of
                              the Audit Committee, and a member of the Compensation and
                              Management Development Committee, and the Corporate
                              Governance Committee. He is a director of Omnicom Group,
                              Inc., an advertising holding company; and the Scudder New
                              Asia, Global High Income, and Korea Funds.
                              EDMUND M. CARPENTER
Edmund M. Carpenter           Director since 1998
Photo                         Current term expires 2002
                              Mr. Carpenter, 58, became President and Chief Executive
                              Officer of the Company in 1998. From 1996 to 1998, he was a
                              Senior Managing Director of Clayton, Dubilier & Rice, Inc.,
                              a private equity firm. From 1988 to 1995, he was Chairman
                              and Chief Executive Officer of General Signal Corporation, a
                              manufacturer of capital equipment and instruments for the
                              process control, electrical, semi-conductor, and
                              telecommunications industries. Prior to serving with General
                              Signal, he was President and Chief Operating Officer of ITT
                              Corporation. He is a director of Campbell Soup Company; Dana
                              Corporation; and Texaco Inc.

                              GEORGE T. CARPENTER
George T. Carpenter           Director since 1985
Photo                         Current term expires 2001
                              Mr. Carpenter, 59, is President of The S. Carpenter
                              Construction Company, which is involved in general
                              contracting, and The Carpenter Realty Company, which is
                              involved in real estate management. He is Chairman of the
                              Corporate Governance Committee. He is a director of Webster
                              Financial Corp.
                              FRANK E. GRZELECKI
Frank E. Grzelecki            Director since 1997
Photo                         Current term expires 2001
                              Mr. Grzelecki, 62, is a Managing Director of Saugatuck
                              Associates, Inc., a private investment firm. He retired as
                              Vice Chairman of Handy & Harman, a diversified industrial
                              manufacturing company, in 1998. From 1992 to 1997, he served as President and Chief Operating Officer of that company. He is a member of the Audit Committee, and the Compensation and
                              Management Development Committee. He is a director of
                              Trenwick Group Inc., an insurance holding company.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

In 1999, the Board of Directors held seven meetings. Each incumbent director of the Company attended in excess of 80% of the meetings of the Board of Directors and Board committees on which he served during 1999, except Mr. Fiondella who attended 38% of such meetings. The Audit Committee is responsible for matters relating to accounting policies and practices, financial reporting and the internal control structure. Each year it recommends to the Board the appointment of a firm of independent accountants to audit the financial statements of the Company. It reviews with representatives of the independent accountants the scope of their audit of the Company's financial statements, results of audits, audit fees and any recommendations with respect to the internal control structure. The Audit Committee also reviews non-audit services rendered by the Company's independent accountants and periodically meets with or receives reports from principal executive officers and the Internal Audit Director of the Company. The Audit Committee held six meetings in 1999. The Compensation and Management Development Committee (formerly known as the Compensation Committee) administers the Company's incentive and stock plans, sets the salary of the President and Chief Executive Officer, and reviews and approves the compensation of the other executive officers. The Compensation and Management Development Committee held five meetings in 1999. The Corporate Governance Committee (formally known as the Committee on Directors) makes recommendations concerning Board membership, functions and compensation. The Corporate Governance Committee will consider director nominations submitted by stockholders in accordance with the procedures described below under the caption "Stockholder Proposals for 2001 Annual Meeting." The Corporate Governance Committee held four meetings in 1999. All of these committees are standing committees of the Board.

COMPENSATION OF DIRECTORS

The annual retainer for directors is $35,000. The fee for attending a meeting is $1,000 ($1,500 if held outside of Connecticut or New York City), except that the committee chairman receives an additional $500 for each meeting at which he presides. Messrs. Barnes and E.M. Carpenter do not receive a retainer or meeting fees for service as directors. Mr. Barnes receives $250,000 for serving as Chairman and performing various other duties as a nonexecutive employee of the Company. The other duties performed by Mr. Barnes include working with the President and Chief Executive Officer to develop relationships with possible strategic partners, participating in the process of acquiring other businesses or entities and engaging in various operational corporate activities when requested, chairing the Barnes

Group Foundation, serving on the NHK-Associated Spring Suspension Components Inc. Board of Directors, and maintaining an active role in community affairs in the Bristol and Hartford areas. In connection with her resignation from the Board of Directors in October 1999, Donna R. Ecton was paid $84,250, including certain expenses which she incurred. In connection with his retirement from the Board of Directors in December 1999, Marcel P. Joseph was paid $20,000, including certain expenses which he incurred. The grant of rights to receive stock and the payment of dividend equivalents under the Non-Employee Director Deferred Stock Plan are additional forms of director compensation. Under this plan each non-employee director is granted the right to receive 6,000 shares of Company common stock when his or her membership on the Board terminates. The plan provides that each newly elected director will receive the same grant. The plan also provides for the payment of dividend equivalents equal to 6,000 times the dividend per share for each dividend payment date.(1) In addition, in 1999, Mr. Barnes and each non-employee director were granted stock options to acquire 8,000 shares of Company common stock under the 1991 Barnes Group Stock Incentive Plan. Under the 1991 Barnes Group Stock Incentive Plan, options become exercisable in increments of 25% over a four-year period beginning with the first year anniversary following the date of the grant.

STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

As of January 1, 2000, the Company's directors, named executive officers, and directors and officers as a group beneficially owned the number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), shown below:

                                                        Amount and
                                                        Nature of                      Percent of
                   Name of Person                       Beneficial                       Common
                      or Group                         Ownership(2)                      Stock
-------------------------------------------------------------------------------------------------
John R. Arrington....................................       18,223                          *
Thomas O. Barnes(1)..................................      616,808                        3.3%
Cedric D. Beckett....................................       45,292                          *
Gary G. Benanav......................................       12,632                          *
William S. Bristow, Jr. .............................      491,304                        2.6%
Robert J. Callander..................................       15,062                          *
Leonard M. Carlucci..................................       72,260                          *
Edmund M. Carpenter..................................       99,342                          *
George T. Carpenter..................................      157,674                          *
Robert W. Fiondella..................................       12,000                          *
Frank E. Grzelecki...................................        9,000                          *
Harry G. Saddock, Jr. ...............................       30,470                          *
-------------------------------------------------------------------------------------------------
Directors & officers as a group (18 persons).........    1,733,723                        9.0%

--------------------------------------------------------------------------------
* Less than 1% of Common Stock beneficially owned.

NOTES TO THE ABOVE TABLE:

(1) Mr. Barnes became a participant in the plan when it was adopted in 1987. He became an employee in 1993 and continues to participate in the plan.

(2) The named person or group has sole voting and investment power with respect to the shares listed in this column, except as set forth in this Note. Mr. Barnes has sole voting and shared investment power with respect to 327,037 shares and no voting and shared investment power with respect to 65,827 shares. Included in Mr. G.T. Carpenter's total are 136,446 shares held by corporations through which he has voting control. Mr. Bristow has shared voting and shared investment power with respect to 346,098 shares. The remainder of Mr. Bristow's shares are held in a trust which he has the power to revoke.

The shares listed for Messrs. Arrington, Barnes, Beckett, Carlucci, E.M. Carpenter, Saddock, and the directors and officers as a group include 16,350, 42,550, 39,550, 57,795, 50,800, 19,475 and 312,025 shares, respectively, which they have the right to acquire within 60 days after January 1, 2000. The shares listed for Messrs. Arrington, Barnes, Beckett, Carlucci, E.M. Carpenter, Saddock, and the directors and officers as a group also include 1,156, 4,472, 3,731, 13,204, 712, 8,719 and 70,031 shares, respectively, over which they have voting power and limited investment power. These shares are held under the Company's Guaranteed Stock Plan (an employee stock ownership plan). The shares listed for Messrs. Barnes, Benanav, Bristow, Callander, G.T. Carpenter, Fiondella and Grzelecki include 6,000 shares each that each of them have the right to receive under the Non-Employee Director Deferred Stock Plan described above under the heading "Compensation of Directors."

The shares listed for Messrs. Beckett, Carlucci, E.M. Carpenter, Saddock, and the directors and officers as a group do not include 40,000, 46,500, 120,000, 16,000 and 222,500 incentive stock units, respectively, that they currently may have the right to receive on a future date pursuant to Incentive Stock Right Agreements.

Except for the shares under the Non-Employee Director Deferred Stock Plan, the number of shares reported as beneficially owned has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Except for matters required to be submitted to stockholders, the Board of Directors believes that the Company is controlled by its Board of Directors acting as such.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company believes that its officers and directors, and individuals who own more than ten percent of the outstanding shares of Common Stock, have complied in 1999 with the filing requirements of the Exchange Act, except that one report filed on behalf of Mr. William S. Bristow concerning 12 transfers between trusts was not timely filed.

BENEFICIAL OWNERS OF MORE THAN 5% OF SHARES

As of December 31, 1999, the individuals and institutions set forth below are the only persons known by the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock:

                                                                 Amount and
                                                                 Nature of       Percent of
                      Name and Address                           Beneficial        Common
                    of Beneficial Owner                          Ownership         Stock
-------------------------------------------------------------------------------------------
Mr. Wallace Barnes(1).......................................     2,015,020          10.7%
1875 Perkins Street
Bristol, Connecticut 06010
Fleet National Bank(2,3)....................................     5,445,620          28.9%
777 Main Street
Hartford, Connecticut 06115
Gamco Investors, Inc.(4)....................................       999,025           5.3%
One Corporate Center
Rye, New York 10580

NOTES TO THE ABOVE TABLE:

(1) As of December 31, 1999, Mr. Wallace Barnes reported that he beneficially owned 2,015,020 (10.7%) shares of Common Stock. He has sole voting and investment power with respect to 1,156,754 shares; and sole voting power and shared investment power with respect to 828,266 shares; and shared voting and shared investment power with respect to 30,000 shares, which are held by a private charitable foundation established by Mr. Barnes, as to which shares he disclaims beneficial ownership.

(2) As of December 31, 1999, Fleet National Bank ("Fleet") reported that it was the beneficial owner of 2,385,234 (12.7%) shares of Common Stock. Fleet reported that it had sole voting power with respect to 481,931 shares; sole investment power with respect to 482,917 shares; and shared investment power with respect to 1,901,267 shares.

(3) As of December 31, 1999, Fleet reported that it held 3,060,386 (16.2%) shares of Common Stock in its capacity as trustee for the Company's Guaranteed Stock Plan (an employee stock ownership plan). The plan provides that the stock shall be voted by the trustee as directed by the participants in the plan. Fleet disclaims beneficial ownership of this stock.

(4) As of December 31, 1999, Gamco Investors, Inc. ("Gamco") reported that it was the beneficial owner of 999,025 (5.3%) shares of Common Stock. Gamco reported that it had sole voting and sole investment power with respect to 999,025 shares.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT

TO OUR FELLOW STOCKHOLDERS AT BARNES GROUP INC.:

We, the members of the Compensation and Management Development Committee of the Board of Directors of Barnes Group Inc. are independent, non-employee directors with no "interlocking" relationships as defined by the Securities and Exchange Commission. We are committed to developing compensation strategies with strong ties to stockholder value creation. When Barnes Group's stockholders win -- through balanced, profitable, sustainable growth -- Barnes' executives win. The overarching philosophy with respect to executive compensation, therefore, is to deploy programs directly linked to the Company's strategic business objectives and total stockholder return. If the Company's results against its goals and targets are below preset performance thresholds, and if stock price appreciation is not realized, payouts under the Company's short-term and long-term incentive programs are reduced to zero. If, however, the Company's results exceed preset performance targets, Barnes executives have an opportunity to realize significant additional compensation. This high degree of performance linkage, and the significant leverage and risk incorporated into the programs, give Barnes Group's executive team a very strong financial incentive to provide the balanced, profitable, sustainable growth that creates economic value and stockholder wealth.

Barnes Group's annual strategies incorporate "stretch" operational goals. The Company's Board of Directors has taken an active role in the determination of these goals, and participated in the development of compensation programs directly tied to these same goals. Our objective has been to ensure appropriate balance between short-term and long-term incentives to encourage balanced, profitable, sustainable growth.

During 1999, we retained independent compensation consultants to assist in the identification of a group of comparative companies, develop competitive compensation data for that comparison group and for general industry, and examine the Company's current pay levels and the historical pay-for-performance relationship. The comparison group currently consists of 21 companies of similar size in one or more of the Company's industries. The companies chosen for the comparison group are not necessarily the same as those represented in the stock price performance graph accompanying this report. We believe Barnes Group's market for executive talent extends beyond this comparison group, and the competitive compensation levels have been determined accordingly.

The key elements of Barnes Group's executive compensation strategy are salary, short-term incentives, and long-term incentives.

SALARIES

Executive officer salaries are established with reference to competitive levels for positions of similar responsibility and impact. We review executive officers' salaries at least annually. Salaries are targeted to fall within a range of plus or minus 10% of the median competitive level for the executive team overall. Individual salaries may exceed or fall below that competitive range, depending on the experiential requirements of the position and the executive's expected contribution to the Company.

Mr. E.M. Carpenter became President and Chief Executive Officer on December 8, 1998. His annual salary, established in accordance with his Employment Agreement dated December 8, 1998 (which is described below under the heading "Employment Agreement"), was $550,000 for the full year 1999.

SHORT-TERM INCENTIVES

Barnes Group executives place a significant percentage of their annual cash compensation at risk under the Management Incentive Compensation Plan ("MICP"). Award opportunities are based on the performance of the Company as a whole, the business unit over which the executive has a direct influence, or a combination of both. For 1999, the performance measures were earnings per share, operating profit (less a charge for the capital employed by the applicable business unit) and revenue. In the future, performance measures may include other measures directly tied to stockholder value creation as we believe to be appropriate given changes in business conditions. Target incentive amounts are established at the start of the year for each executive, stated as a percent of salary. Performance target, threshold, and maximum amounts are established at the start of each operating period. The final payout is calculated based upon the operating results attained relative to these preset performance targets. If performance is below the threshold amounts established, the payout is reduced to zero. If the targeted operating results are attained, the target incentive amounts are payable. For 1999, if performance exceeded the applicable maximum amounts, the following percent of salary was payable: 150% for the President and Chief Executive Officer; 135% for Group Presidents; 120% for Senior Vice Presidents; and 90% for Vice Presidents.

The full amount of the annual bonus shown on page 9 for Mr. E.M. Carpenter was in accordance with his Employment Agreement. Future annual bonus amounts will be determined under the MICP.

LONG-TERM INCENTIVES

We believe a substantial percentage of total compensation must be tied directly to the creation of stockholder value. Historically, we have determined long-term compensation based on two indicators of stockholder value creation: stock price and economic return. The latter measure has served effectively as the basis for the Barnes Group Inc. 1996 Long-Term Incentive Plan ("LTIP") and predecessor plans throughout the 1990s.

Under the LTIP, the Committee has granted performance units to executive officers. Any resulting cash payments are equal to the increase in the value of the performance units over a three-year period. The value of a performance unit for any single year is equal to economic return, measured as cash flow from operations in excess of the risk-adjusted cost of equity capital, for the current and previous four years. Awards for each three-year period are paid in the year following the end of the period. Awards under the LTIP paid in 2000 were based on an increase in the value of performance units over the three-year period from 1997 to 1999. Beginning January 1, 1999, Mr. E.M. Carpenter became a participant in the LTIP in accordance with his Employment Agreement.

Beginning in 2000, we have discontinued future awards under the LTIP. Existing LTIP cycles will continue uninterrupted, with the last three-year period ending on December 31, 2001. We presently intend to utilize stock options as the stand-alone vehicle for long-term incentives, to maximize the impact of stock price appreciation on long-term compensation. Stock options incorporate a higher level of risk than other forms of executive compensation, including the LTIP they will supplant, and tie employees' long-term economic interests directly to those of stockholders. No economic benefit is derived from stock options absent stock price appreciation. These options will be granted principally under the Employee Stock and Ownership Program, subject to stockholder approval of Proposal No. 2. This plan allows for the use of several long-term incentive vehicles, in addition to stock options.

Also beginning in 2000, we have instituted stock ownership guidelines under which every executive will be expected to hold a substantial ownership stake in the Company. Ownership will include stock owned under the Barnes Group Inc. Guaranteed Stock Plan and Employee Stock Purchase Plan. Restricted stock, stock options, and performance stock will be excluded until the related stock is directly owned.

The current stock ownership guidelines that apply to the top 44 executives of the Company worldwide are:

                                                               MULTIPLE OF
POSITION                                                      ANNUAL SALARY
--------                                                      -------------
President and Chief Executive Officer.......................       5x
All Other Executive Officers................................       3x
Non-Officers................................................       1x

We will monitor ownership levels annually. Executives subject to the ownership guidelines are expected to make substantial progress toward the applicable guideline, with full compliance by the end of 2004, or 5 years from date of hire or promotion for new executives. We will, at our discretion, pay future MICP amounts in stock if the guidelines are not met, or take other actions as we deem appropriate at that time to ensure compliance.

The Committee currently grants stock options to executive officers and other key employees under the 1991 Barnes Group Stock Incentive Plan ("SIP"). Except for initial grants (which are typically awarded at 85% of market value) to certain executive officers upon assumption of their positions, options generally have been granted on an annual basis at the market price of the Common Stock on the date of grant. Such options become exercisable over time.

In 1999, we granted Mr. E.M. Carpenter an option to purchase Company Stock at 100% of the then current market value, as shown on page 10. In determining the size of the grant we considered the magnitude of grants to chief executive officers of industrial companies of comparable size and complexity and the importance of linking a significant part of Mr. E.M. Carpenter's total compensation package to the future performance of the Company's stock.

POLICY ON DEDUCTIBILITY OF COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the Company's tax deduction to $1 million per year for compensation paid to the President and Chief Executive Officer and each other executive officer named in that year's proxy statement unless certain conditions are met. One of those requirements is that compensation over $1 million annually must be based on stockholder-approved plans. The SIP, which was approved as amended and restated in 1996, was designed to meet these requirements. The Employee Stock and Ownership Program is also designed to meet these requirements. As described under Proposal No. 2, approval is being requested for the Employee Stock and Ownership Program to qualify awards under this plan for deductibility without limitation under the Code. Our present intention is to comply with the requirements of Section 162(m) unless and until we determine that compliance would not be in the best interest of the Company and its stockholders.

                                       COMPENSATION AND MANAGEMENT
                                       DEVELOPMENT COMMITTEE

                                       Gary G. Benanav, Chairman
                                       Robert J. Callander
                                       Robert W. Fiondella
                                       Frank E. Grzelecki

COMPENSATION

The following table sets forth compensation paid by the Company to the President and Chief Executive Officer and to the four remaining most highly-paid persons who were executive officers at the end of 1999.

                                                                                          Long Term Compensation
                                                                                   ------------------------------------
                                                       Annual Compensation                Awards(3)           Payouts
                                                 -------------------------------   -----------------------   ----------
                                                                         Other     Restricted   Securities                   All
                                                                        Annual       Stock      Underlying                  Other
                                                                        Compen-    Awards(4)    Options(5)      LTIP       Compen-
Name and Principal Position(1)            Year    Salary     Bonus     sation(2)      ($)          (#)       Payouts(6)   sation(7)
------------------------------            ----   --------   --------   ---------   ----------   ----------   ----------   ---------
E.M. CARPENTER                            1999   $550,000   $275,000    $60,703    $      -0-    128,200      $    -0-    $ 80,860
President and Chief Executive Officer     1998     38,077        -0-     54,247     3,712,500     75,000           -0-      66,302

J.R. ARRINGTON                            1999    236,108     10,035     21,515           -0-     26,400           -0-      31,035
Senior Vice President, Human Resources    1998    166,442    103,860     44,371           -0-     39,000           -0-      84,839

C.D. BECKETT                              1999    249,167      2,355     43,212           -0-     57,400           -0-      80,577
Vice President, Barnes Group Inc.         1998    206,667    252,215      3,985     1,007,250     21,000           -0-      14,847
and President, Bowman Distribution        1997    141,755     92,615      3,366           -0-     42,000           -0-         -0-

L.M. CARLUCCI                             1999    307,038    336,686     67,633           -0-     66,300       163,191     105,901
Vice President, Barnes Group Inc.         1998    262,100    102,752     21,887           -0-     30,000       129,870      30,104
and President, Associated Spring          1997    220,500    202,965     42,161           -0-     21,600       156,020      50,424

H.G. SADDOCK, JR.                         1999    178,850    161,965      4,422           -0-     10,900           -0-      14,791
Vice President, Barnes Group Inc.         1998    165,337    112,131      4,037       296,875      9,000           -0-      15,015
and Vice President Operations,
Associated Spring

NOTES TO THE ABOVE TABLE:

(1) Mr. E.M. Carpenter joined the Company in December 1998; accordingly, no information is provided for him in 1997. Mr. Saddock became an officer in June 1998; accordingly, no information is provided for him in 1997. Mr. Arrington joined the Company in April 1998; accordingly, no information is provided for him in 1997.

(2) Other annual compensation includes reimbursement for taxes paid on life insurance premiums, financial planning services, and relocation expenditures paid by the Company.

(3) Awards to the executives were granted under the 1991 Barnes Group Stock Incentive Plan, except for 75,000 stock options and 60,000 incentive stock units that were granted to Mr. E.M. Carpenter in 1998 in accordance with his Employment Agreement (which is described below under the heading "Employment Agreement").

(4) Messrs. Beckett, Carlucci, Saddock and E.M. Carpenter were each awarded an incentive stock right consisting of incentive stock units in the amounts and on the dates noted as follows: Beckett, 6,000 on 2/16/96 and 14,000 on 2/20/98; Carlucci, 23,250 on 2/16/96; Saddock, 6,000 on 2/16/96 and 2,000 on
    6/1/98; and E.M. Carpenter, 60,000 on 12/8/98. Incentive stock units are denominated in shares of Common Stock. The right awarded to each executive (other than Mr. E.M. Carpenter) entitles the holder to receive, without payment to the Company, shares of Common Stock equal to the number of incentive stock units credited to the holder on the date five years from the date of the award, provided that the holder is an employee of the Company on that date. Units underlying these rights were credited to each executive (other than Mr. E.M. Carpenter) as of the date of the award. The right awarded to Mr. E.M. Carpenter entitles him to receive, without payment to the Company, shares of Common Stock equal to the number of incentive stock units credited to him on the third and fifth anniversary of the date of the award. Units underlying these rights will be credited to Mr. E.M. Carpenter on the third and fifth anniversary of the date of the award, in each case, provided that he is an employee of the Company on such anniversary. In addition Messrs. Beckett, Carlucci, Saddock and E.M. Carpenter were each awarded an additional incentive stock right consisting of incentive stock units in the amounts and on the dates noted as follows: Beckett, 20,000 on 2/20/98; Carlucci, 23,250 on 2/16/96; Saddock, 8,000 on 6/1/98; and E.M.
    Carpenter, 60,000 on 12/8/98. The right awarded to each executive entitles the holder to receive, without payment to the Company, shares of Common Stock equal to the number of incentive stock units credited to the holder on the date five years from the date of the award or, solely with regard to Mr. E.M. Carpenter, on the third and fifth anniversary of the date of the holder's award, provided that, in each case with respect to each executive, the holder is an employee of the Company on that date and that specified performance targets for the Company's earnings per share are met. Units underlying these rights are credited in increments to each executive over the term of the award in accordance with a schedule based on the attainment by the Company of specified levels of earnings per share. Pursuant to the terms of the awards described above, each holder is credited with dividend equivalents on all incentive stock units credited to him based upon dividends paid on outstanding shares of Common Stock. Such dividend equivalents, once credited, are converted into a number of additional incentive stock units, as of each dividend payment date, equal to the amount of dividends that would have been paid on the number of shares of Common Stock equal to the number of incentive stock units credited to the holder immediately prior to the dividend payment date divided by the market price of the Common Stock on the dividend payment date. As of December 31, 1999, Messrs. Beckett, Carlucci, and Saddock were credited with 25,828, 41,125 and 10,558 incentive stock units, respectively, having a value at $16.31 per share as of December 31, 1999, of $421,255, $670,749 and $172,201,
    respectively.

(5) Adjusted for 3-for-1 stock split effective April 25, 1997.

(6) Payment in the designated year is with respect to the three-year performance period ending the prior year. Thus, the payment made in 1999 covered the three-year period ending in 1998.

(7) Includes matching contributions by the Company under the Guaranteed Stock Plan and premiums paid for life insurance. Included in "All Other Compensation" for Mr. Carlucci is $71,093 for the reimbursement of moving expenses paid by the Company in 1999. Included in "All Other Compensation" for Mr. Beckett is $64,437 for the reimbursement of moving expenses paid by the Company in 1999.

STOCK OPTIONS

The following table provides information on grants of stock options in 1999 pursuant to the 1991 Barnes Group Stock Incentive Plan to the executive officers listed in the Summary Compensation Table.

                             OPTION GRANTS IN 1999

                   Number of    Percent of                                              Potential Value at Assumed
                   Securities     Total                                                Annual Rates of Stock Price
                   Underlying    Options                   Market                     Appreciation to End of Option
                    Options     Granted to   Exercise     Price on                           Term in 2009(3)
                   Granted(2)   Employees     Price       Date of      Expiration   ----------------------------------
      Name            (#)        in 1999      ($/Sh)    Grant ($/Sh)      Date         0%          5%          10%
-----------------  ----------   ----------   --------   ------------   ----------   --------   ----------   ----------
E.M. Carpenter      128,200        15.5%      $19.44       $19.44       2/19/09     $    -0-   $1,567,886   $3,971,636
J.R. Arrington       26,400         3.2%       19.44        19.44       2/19/09          -0-      322,872      817,872
C.D. Beckett         27,400         3.3%       19.44        19.44       2/19/09          -0-      335,102      848,852
C.D. Beckett(1)      30,000         3.6%       17.00        20.00       4/14/09      108,792      467,400    1,046,100
L.M. Carlucci        66,300         8.0%       19.44        19.44       2/19/09          -0-      810,849    2,053,974
H.G. Saddock, Jr.    10,900         1.3%       19.44        19.44       2/19/09          -0-      133,307      337,682

NOTES TO THE ABOVE TABLE:

(1) Mr. Beckett received a grant of options on April 14, 1999 in connection with a promotion.

(2) Options become exercisable in increments of 25% over a four-year period beginning with the first year anniversary following the date of the grant.

(3) With respect to options expiring on April 14, 2009, the stock price per share in 2009 would be $20.00 based on 0% annual appreciation from the market price on the date of the grant, $32.58 based on 5% annual appreciation, and $51.87 based on 10% annual appreciation. With respect to options expiring on February 19, 2009, the stock price per share in 2009 would be $19.44 based on 0% annual appreciation, $31.67 based on 5% annual appreciation, and $50.42 based on 10% annual appreciation. The preceding calculations are not intended to be a prediction by the Company of the price of its shares in the future.

The following table provides information relating to stock option exercises in 1999 by the named executive officers and the number and value of each such officer's unexercised in-the-money options on December 31, 1999, based on the difference between the exercise price and the $16.31 per share year-end market price of the Common Stock.

         AGGREGATED OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES

                                                      Number of Securities          Value of Unexercised
                                                           Underlying                   In-The-Money
                                                       Unexercised Options                 Options
                         Shares                       at Fiscal Year-End(#)         At Fiscal Year-End($)
                       Acquired on      Value      ---------------------------   ---------------------------
        Name           Exercise(#)   Realized($)   Exercisable   Unexercisable   Exercisable   Unexercisable
---------------------  -----------   -----------   -----------   -------------   -----------   -------------
E.M. Carpenter             -0-          $-0-          18,750        184,450        $   -0-         $-0-
J.R. Arrington             -0-           -0-           9,750         55,650            -0-          -0-
C.D. Beckett               -0-           -0-          26,250         94,150            -0-          -0-
L.M. Carlucci              -0-           -0-          28,500         99,600         56,896          -0-
H.G. Saddock, Jr.          -0-           -0-          14,850         19,450         63,644          -0-

LONG-TERM INCENTIVE PLAN AWARDS

The following table provides information relating to grants of performance units in 1999 for the performance period 1999-2001 under the LTIP.

                   LONG-TERM INCENTIVE PLAN -- AWARDS IN 1999

                                    Performance or
                      Number of      Other Period
                    Shares, Units       Until
                      or Other        Maturation
       Name           Rights(#)      or Payout(1)
------------------  -------------   --------------
E.M. Carpenter         189,300        1999-2001
J.R. Arrington          39,000        1999-2001
C.D. Beckett            40,400        1999-2001
L.M. Carlucci           53,600        1999-2001
H.G. Saddock, Jr.       16,100        1999-2001

---------------
(1) Under the LTIP, there are no thresholds, targets or maximums as those terms are used in the Securities and Exchange Commission's rules. Payments are based on the increase in the value of performance units during the indicated performance period. The value of a performance unit over the three-year period ending December 31, 1999 increased by $3.39. However, this is not necessarily representative of the increase, if any, that will occur during the period 1999-2001. Payments under the LTIP made in the prior three years are shown in the Summary Compensation Table.

PENSION PLANS

The following table gives examples of estimated annual retirement benefits payable to H.G. Saddock, Jr. as though he had retired in 1999 at age 65 in specified compensation and years of service classifications under the Company's Salaried Retirement Income Plan, Retirement Benefit Equalization Plan and Supplemental Executive Retirement Plan.

                              PENSION PLAN TABLE A

YEARS OF SERVICE
------------------------------------------------------------------------------
REMUNERATION   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS   40 YEARS
------------   --------   --------   --------   --------   --------   --------
  $125,000     $42,968    $ 57,290   $ 71,613   $ 74,738   $ 77,863   $ 80,988
   150,000      52,155      69,540     86,925     90,675     94,425     98,175
   200,000      70,530      94,040    117,550    122,550    127,550    132,550
   250,000      88,905     118,540    148,175    154,425    160,675    166,925
   300,000     107,280     143,040    178,800    186,300    193,800    201,300
   350,000     125,655     167,540    209,425    218,175    226,925    235,675
   400,000     144,030     192,040    240,050    250,050    260,050    270,050
   450,000     162,405     216,540    270,675    281,925    293,175    304,425
   500,000     180,780     241,040    301,300    313,800    326,300    338,800
   550,000     199,155     265,540    331,925    345,675    359,425    373,175
   600,000     217,530     290,040    362,550    377,550    392,550    407,550

The compensation included in Pension Plan Table A in determining earnings for retirement plan purposes includes only annual salaries as shown in the column labeled "Salary" in the Summary Compensation Table. Benefits are computed on a straight-life annuity. The benefits listed in the table are not subject to a deduction for Social Security.

Messrs. E.M. Carpenter, Arrington, Beckett and Carlucci all participate in the Company's Supplemental Senior Officer Retirement Plan. The following table gives examples of estimated annual retirement benefits payable under the Company's Supplemental Senior Officer Retirement Plan to each of these executive officers as though he had retired in 1999 at age 65 in specified compensation and years of service classifications.

                              PENSION PLAN TABLE B

                       15 or More
Remuneration        Years of Service
------------        ----------------
 $  125,000             $ 68,750
    150,000               82,500
    200,000              110,000
    250,000              137,500
    300,000              165,000
    350,000              192,500
    400,000              220,000
    450,000              247,500
    500,000              275,000
    600,000              330,000
    700,000              385,000
    800,000              440,000
    900,000              495,000
  1,000,000              550,000
  1,200,000              660,000
  1,300,000              715,000

The compensation included in determining earnings for the Supplemental Senior Officer Retirement Plan includes only annual salary and bonus as shown in the columns labeled "Salary" and "Bonus" in the

Summary Compensation Table. Benefits are computed based on a straight-life annuity. This plan functions as an "umbrella" plan, and benefits listed in the table above are subject to deduction for Social Security benefits, benefits derived from other employers' pension plans and any benefits earned under the Company's other defined benefit plans, including, without limitation, the Salaried Retirement Income Plan, Retirement Benefit Equalization Plan, and Supplemental Executive Retirement Plan.

Years of service as of December 31, 1999, rounded to the nearest whole year, for the named executive officers are as follows: E.M. Carpenter, 1 year; J.R. Arrington, 2 years; C.D. Beckett, 6 years; L.M. Carlucci, 24 years; and H.G. Saddock, Jr., 9 years.

EMPLOYMENT AGREEMENT

On December 8, 1998, the Company entered into an employment agreement (the "Agreement") with Mr. E.M. Carpenter under which he serves as the President and Chief Executive Officer of the Company. The Agreement provides for Mr. E.M. Carpenter's employment through December 31, 2001, and for automatic annual extensions until Mr. E.M. Carpenter reaches age 65, unless either party furnishes 90 days prior written notice that the Agreement will not be extended. Mr. E.M. Carpenter was granted a one-time lump sum payment under the Agreement of $100,000 as a relocation allowance, with the amount grossed up for any applicable taxes. Mr. E.M. Carpenter also became entitled to receive reimbursement of expenses reasonably incurred in connection with his duties and to receive reimbursement of reasonable legal fees in connection with the negotiation and documentation of the Agreement and the enforcement of his rights under it. As part of the Agreement, Mr. E.M. Carpenter purchased on the open market $1,000,000 of Common Stock.

The Agreement provides for the following compensation benefits for Mr. E.M.
Carpenter: (i) a base salary of $550,000 annually, subject to increase at the discretion of the Board of Directors; (ii) an annual bonus pursuant to the Company's Management Incentive Compensation Plan ("MICP"), up to a maximum of 150% of salary, with a minimum bonus of $275,000 payable for calendar year 1999 if Mr. E.M. Carpenter remains in the employ of the Company through December 1, 1999; (iii) the granting of the following securities: (a) 90,300 Long-Term Incentive Plan ("LTIP") units, (b) options to acquire 75,000 shares of Common Stock at an exercise price of 85% of fair market value on the date of grant, (c) 60,000 incentive stock units to acquire restricted shares of Common Stock that will vest over a five-year period if Mr. E.M. Carpenter remains in the employ of the Company, and (d) 60,000 incentive stock units to acquire restricted shares of Common Stock that will vest over a five-year period if specified performance goals are attained and Mr. E.M. Carpenter remains in the employ of the Company; and (iv) other benefits, consisting of the payment of life insurance premiums, a financial planning allowance, an automobile allowance, service credits under the Company's non-qualified retirement plans, annual vacations, immediate participation in the Company's welfare benefit plans, and country club membership expense reimbursement.

The Agreement is subject to early termination by reason of Mr. E.M. Carpenter's death or disability, by the Company for cause, or by either party upon 30 days prior written notice. Upon termination, Mr. E.M. Carpenter would be entitled to any benefits due to him under any plan, program or policy of the Company which provides benefits after termination, other than any severance pay or salary continuation plan. In addition, if Mr. E.M. Carpenter's employment were terminated without cause or good reason, he would be entitled to continue receiving his salary and welfare plan benefits for a severance period extending through the end of the remaining employment period or two years, whichever is longer. He also would receive other benefits, including the payment of his target bonus under the MICP, continued vesting of his stock options and incentive stock units, continued service credits under the Company's non-qualified plans through the end of the severance period, and full payment of the amount owed pursuant to his LTIP awards if applicable performance goals were achieved. Payments to Mr. E.M. Carpenter would be subject to reduction under certain circumstances if necessary to avoid imposition of the golden parachute excise tax. In the event Mr. E.M. Carpenter were to terminate his employment without good reason and accept a comparable position with a company of equal or larger size during the employment period, he would be obliged to pay the Company $500,000 in cash. For a period of two years following termination for any reason, Mr. E.M. Carpenter would be obliged not to compete with the Company or disparage it.

Readers desiring more complete information may examine the Agreement, which has been filed as an exhibit to the Company's Form 10-K for the Fiscal Year Ended December 31, 1998 and is incorporated by reference into this document in its entirety.

CHANGE-IN-CONTROL AGREEMENTS

The Company has entered into change-in-control severance agreements (the "CIC Agreements") with Mr. E.M. Carpenter and each named executive officer as of the following effective dates: E.M. Carpenter, December 8, 1998; J.R. Arrington, May 15, 1998; C.D. Beckett, December 9, 1997; L.M. Carlucci, October 17, 1997; and, H.G. Saddock, Jr., June 1, 1998. Each of the CIC Agreements has an initial term which ended on December 31, 1999, with automatic annual extensions commencing on January 1, 1999 and each January 1 thereafter, unless the Company or the executive provides written notice not later than September 30 of the preceding year of a determination not to extend the agreement. In the event of a "change-in-control" (as defined in the CIC Agreements), an executive who is incapacitated would be entitled to receive full salary and employment benefits (less any amounts received under the Company's long term disability plan) until terminated for reasons of disability. An executive who is not incapacitated but is terminated for any reason after a change-in-control would be entitled to receive full salary and benefits through the date of termination, as well as normal post-termination compensation and benefits under the Company's compensation and benefit plans. In addition, such an executive would be entitled to receive a lump sum cash payment equal to the target award under the LTIP that is pro-rated to cover the portion of the award cycle in which the person was employed.

An executive who is terminated following a change-in-control other than for cause or by reason of death, disability or voluntary termination, would be entitled to severance payments and benefits. These would consist of (i) a cash payment equal to a multiple (3 times in the case of Mr. E.M. Carpenter, 2 times for each other executive) of the executive's most recent base salary and average annual bonus (as defined); (ii) continuation of participation in the Company's pension and welfare benefit plans for a number of months (36 or 24) corresponding to the multiple in (i), with the benefits reduced to the extent the executive subsequently receives coverage elsewhere; and (iii) a cash payment equal to the target award to which the executive would have been entitled under the Company's incentive compensation plans (other than the LTIP) to the date of termination (less any pro rata bonus previously paid for the same period). In addition, upon the occurrence of a change-in-control, (a) the executive would receive pro rata target awards under the LTIP, as if fully vested, and under the Company's other incentive compensation plans; (b) the executive's options to acquire Company stock would vest and become exercisable; and (c) all restrictions on the executive's stock-based awards would lapse. Payments to the executive would be subject to reduction under certain circumstances if necessary to avoid imposition of the golden parachute excise tax.

Readers desiring more complete information may examine the CIC Agreement of Mr. Carpenter, which has been filed as an exhibit to the Company's Form 10-K for the Fiscal Year Ended December 31, 1998 and is incorporated by reference into this document in its entirety.

PERFORMANCE GRAPH

A stock performance graph based on cumulative total returns (price change plus reinvested dividends) for $100 invested on December 31, 1994 is set forth below.

     COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF BARNES GROUP INC., THE S&P 500 INDEX, THE S&P MANUFACTURING (INDUSTRIAL DIVERSIFIED) INDEX,
                    THE S&P 600 INDEX, AND THE RUSSELL 2000
PERFORMANCE GRAPH

                                       BGI               S&P 500           S&P MANUF.            S&P 600          RUSSELL 2000
                                       ---               -------           ----------            -------          ------------
1994                                    100                 100                 100                 100                 100
1995                                   98.5               134.1               138.6               128.6               126.2
1996                                  170.2               166.3               185.9               156.5               144.8
1997                                  198.6               225.5               258.6               197.9               174.6
1998                                  216.7               289.9               317.2               195.3               168.5
1999                                  151.7               350.9               355.3               219.6               201.6

The S&P 600 and Russell 2000 indexes have been added to the Performance Graph. The Company is a member of these indexes. Next year, the Performance Graph will not include the S&P 500 and S&P Manufacturing (Industrial Diversified) Indexes. The Company is not a member of these indexes.

APPROVAL OF THE PROPOSED BARNES GROUP INC. EMPLOYEE STOCK AND OWNERSHIP PROGRAM (PROXY PROPOSAL 2)

     The Board of Directors Recommends a Vote "For" This Proposal.

INTRODUCTION

The purpose of the Barnes Group Inc. Employee Stock and Ownership Program (the "Plan") is to provide a means through which the Company may attract able persons to provide services to, or enter into and remain in the employ of, the Company. The Company believes that the Plan will achieve this goal through providing a program pursuant to which such persons can acquire and maintain ownership of the Common Stock and thereby strengthen their commitment to the welfare of the Company.

The Board has unanimously approved the Plan and the reservation of 2,500,000 shares of Common Stock for issuance pursuant to the Plan, subject to the approval of the stockholders of the Company at the Annual Meeting.

SUMMARY OF PROVISIONS OF THE PLAN

THE FOLLOWING SUMMARY OF THE PLAN IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE PLAN, A COPY OF WHICH IS ATTACHED AS ANNEX I TO THIS PROXY STATEMENT.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. The Plan authorizes the grant of options to purchase Common Stock which may be either:

     - options that are intended to qualify as "incentive stock options" under
       Section 422 of the Internal Revenue Code of 1986, as amended (which may only be granted to eligible persons who are employees of the Company), or

     - non-qualified stock options.

The Plan also authorizes the grant of stock appreciation rights. Each option or stock appreciation right granted pursuant to the Plan must have an exercise price that is no less than the fair market value per share of Common Stock underlying such option or stock appreciation right at the time of the grant (or no less than 110% of the fair market value in the case of incentive stock options that are granted to participants who are holders of more than 10% of the Common Stock). Options or stock appreciation rights granted under the Plan may be exercisable at any time from and after the participant's first year of service. The expiration date of options and stock appreciation rights may occur at any time up to and including the date that is ten years from the date of grant (or five years in the case of incentive stock options that are granted to participants who are holders of more than 10% of the Common Stock). In addition, incentive stock options granted under the Plan are required to expire on the date that is three months after any termination of employment of the participant (if such date is earlier than the normal expiration of the option).

PERFORMANCE AWARDS. Performance awards which are based on performance goals of the Company are also authorized by the Plan. The performance goals are typically financial objectives of the Company, and are determined on an individual participant basis or with respect to categories of participants in the Plan. The performance awards are payable in stock or cash, and are determined at the end of each performance award period based on the Company's performance and the corresponding level of performance award, if any.

RESTRICTED STOCK AWARDS. The Plan also authorizes restricted stock awards pursuant to which eligible persons may receive grants of Common Stock which vest at the end of a restricted period. The Plan provides that the restricted period will generally be at least three years, but allows for vesting in as little as one year if performance goals are met with respect to the restricted stock. In the event that a participant's employment or services are terminated prior to the termination of a restricted period, such participant's restricted stock will generally be forfeited to the Company.

GENERAL LIMITATIONS. The total number of shares of Common Stock that may be subject to awards under the Plan (including stock appreciation rights) is 2,500,000. The Plan provides that no more than 25% of this total number of shares may be available for grants of restricted stock that are not subject to vesting based on performance goals. The maximum number of shares that may be subject to awards granted to any individual participant is 500,000.

ELIGIBLE PERSONS. The Plan provides that any person who is employed by the Company or a subsidiary or who provides consulting or other services to the Company or a subsidiary is eligible to be a participant and receive awards pursuant to the Plan.

ADMINISTRATION. The Plan is administered by a committee designated by the Board of Directors. The Plan committee is required to be comprised of at least two members, each of which must be a "non-employee director." The Plan committee has exclusive power to:

     - select eligible persons to participate in the Plan,

     - determine the nature and extent of awards to be made to each participant,

     - determine the time when awards will be made to eligible persons,

     - determine the duration of restricted periods and performance award periods,

     - determine the conditions to which payment of awards may be subject,

     - establish performance goals for each award period, and

     - prescribe the form of agreement to be entered into between the eligible person and the Company with respect to the award.

In addition, the Plan committee has the authority to establish and revise all rules and regulations relating to the Plan and to make determinations with respect to the Plan that it considers to be necessary or advisable for the administration of the Plan.

AMENDMENT AND TERMINATION. The Plan is scheduled to expire on January 31, 2005, and may be terminated at any earlier time by the Board of Directors. In addition, the Plan committee may at any time amend, suspend or reinstate the Plan. Any amendment that materially increases the benefits available under the Plan is contingent upon the approval of the stockholders of the Company.

CHANGE-IN-CONTROL. In the event a change-in-control event occurs with respect to the Company, all awards made pursuant to the Plan will fully vest immediately, and all options will be immediately exercisable, if the Plan committee provides for such vesting and acceleration in the agreement between the participant and the Company relating to the award. Change-in-control events include the ownership by one person or entity of 25% or more of the Common Stock, specified mergers or consolidations involving the Company and the approval of a plan of liquidation or of a sale of all or substantially all of the Company's assets.

RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS (PROXY PROPOSAL 3)

     The Board of Directors Recommends a Vote "For" This Proposal.

Although not required by the Certificate of Incorporation or By-Laws, it has been the Company's practice for many years to have the stockholders act on a proposal of the Board of Directors relating to the selection of independent accountants. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have the opportunity to make a statement, if desired, and to be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

The Board of Directors requests that any stockholder who wishes to recommend nominees for directors submit names of such nominees in writing to the Secretary of the Company at its address given above prior to December 1, 2000. Stockholders wishing to submit proposals for inclusion in the Company's proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders must submit proposals to the Company at such address by December 1, 2000. Stockholders wishing to present proposals for a formal vote (other than proposals included in the Company's proxy statement), or to nominate candidates for election as directors at a meeting of the Company's stockholders, must do so in accordance with the Company's By-Laws. In order to be presented at the 2001 Annual Meeting, the By-Laws provide that such stockholder proposals or nominations may be made only by a stockholder of record who shall have given notice of the proposed business or nomination to the Company between December 12, 2000 and January 12, 2001. The notice must contain, among other things, the name and address of the stockholder, a brief description of the business desired to be brought before the Annual Meeting, the reasons for conducting the business at the Annual Meeting, and the stockholder's ownership of the Company's capital stock. In the case of nominations, the notice should contain the background and stock ownership information with respect to each nominee. Stockholders may obtain a copy of the relevant provisions of the By-Laws by writing to the Secretary of the Company at the address given above. Proposals received after January 12, 2001 will not be considered "timely" under the federal proxy rules for the purpose of determining whether the Company may use discretionary authority to vote on any such proposals.

GENERAL

The cost of solicitation of proxies will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company's officers and employees personally or by telephone, facsimile or telegram without additional compensation. The Company may also reimburse brokers, dealers, banks, voting trustees or their nominees for their reasonable expenses in sending proxies, proxy material and annual reports to beneficial owners. The Company has retained ChaseMellon Consulting Services, L.L.C., 450 West 33rd Street, New York, New York 10001, to aid in the solicitation of proxies. ChaseMellon will solicit proxies by personal interview, telephone, facsimile and mail, and may request brokerage houses and other nominees and fiduciaries or custodians to forward soliciting materials to beneficial owners of the Company's stock. For these services, the Company will pay a fee of approximately $7,500, plus expenses.

The Company had outstanding 18,613,327 shares of Common Stock as of February 16, 2000, each of which is entitled to one vote. Only holders of record at the close of business on February 16, 2000 will be entitled to vote.

Under applicable Delaware law, abstentions and broker non-votes as to any proposal will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as having been voted on the proposal and will have no effect on the outcome of the vote thereon.

If a nominee for director should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the persons nominated will be unable to serve if elected. The Board of Directors does not know of any matters to be presented for consideration at the meeting other than the matters described in Proposals 1, 2 and 3 of the Notice of Annual Meeting. However, if other matters are presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment. All shares represented by the accompanying proxy, if the proxy is given prior to the meeting, will be voted in the manner specified therein.

By order of the Board of Directors.

gates signature

Signe S. Gates
Secretary
March 15, 2000

ANNEX I

                               BARNES GROUP INC.

                      EMPLOYEE STOCK AND OWNERSHIP PROGRAM
                           EFFECTIVE FEBRUARY 1, 2000

1. PURPOSE

The purpose of the Plan is to provide a means through which the Company may attract able persons to provide services to or enter and remain in the employ with the Company and its Subsidiaries and to provide a means whereby they can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders of the Company and these service providers and employees.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Performance Share or Cash Unit Awards, and SARs or any combination of the foregoing.

2. DEFINITIONS

The following definitions shall be applicable throughout the Plan.

     (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

     (b) "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Performance Share or Cash Unit Award, or SAR under the Plan.

     (c) "Award Agreement" means the agreement between the Company and a Participant who has been granted an Award which defines the rights and obligations of the parties with respect to such Award.

     (d) "Award Period" means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share or Cash Units has been earned.

     (e) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

     (f)  "Board" means the Board of Directors of the Company.

     (g)  "Change in Control" shall have the meaning set forth in Section 11(p).

     (h) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     (i) "Committee" means the committee appointed by the Board to administer the Plan as described in Section 4.

     (j)  "Common Stock" means the common stock of the Company.

     (k)  "Company" means Barnes Group Inc.

     (l) "Date of Grant" means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

     (m) "Disability" means, with respect to Incentive Stock Options, "permanent and total disability" as defined in Section 22(e)(3) of the Code, and, for all other purposes shall have the meaning set forth in the Company's long-term disability plan.

     (n) "Eligible Person" means any person regularly employed by or providing consulting or other services to the Company or a Subsidiary. An Award other than an Incentive Stock Option may be granted to an Eligible Person, in connection with hiring, retention or otherwise, prior to the date the Eligible Person first performs services for the Company or a Subsidiary, provided that such Award shall not become vested prior to the date on which the Eligible Person completes one continuous year of employment/service with the Company and/or Subsidiaries.

     (o)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (p) "Fair Market Value" on a given date means (i) if the Stock is listed on a national securities exchange, the closing sale prices reported as having occurred on the primary exchange on which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of The Nasdaq Stock Market on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of The Nasdaq Stock Market on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately.

     (q) "Holder" means a Participant who has been granted an Award, or a permitted transferee of such a Participant.

     (r) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an "incentive stock option" within the meaning of Section 422 of the Code.

     (s) "Nonqualified Stock Option" means an Option granted under the Plan which is not designated as an Incentive Stock Option.

     (t) "Normal Termination" means termination of employment or service with the Company or a Subsidiary other than by reason of death or Disability.

     (u)  "Option" means an Award granted under Section 7 of the Plan.

     (v)  "Option Period" means the period described in Section 7(c).

     (w)  "Option Price" means the exercise price set for an Option described in
          Section 7(a).

     (x) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6.

     (y) "Performance Goals" means the performance objectives established by the Committee with respect to an Award Period, Restricted Period, or Option Period with respect to Performance Share or Cash Units, Restricted Stock, Options or SARs respectively, established for the purpose of determining whether, and to what extent, such Awards will be earned for an Award Period, Restricted Period or Option Period.

     (z) "Performance Cash Unit" means a hypothetical equivalent to a number of dollars established by the Committee and granted in connection with an Award made under Section 8 of the Plan.

     (aa) "Performance Share Unit" means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 8 of the Plan.

     (bb) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) any member of the Barnes family (by blood or marriage) or any entity for the benefit of, or controlled by, a member of the Barnes family (by blood or marriage), (ii) the Company or a Subsidiary, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or (v) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     (cc) "Plan" means the Company's Employee Stock And Ownership Program, as amended.

     (dd) "Restricted Period" means, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 9 of the Plan.

     (ee) "Restricted Stock" means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 9 of the Plan.

     (ff) "Restricted Stock Award" means an Award of Restricted Stock granted under Section 9 of the Plan.

     (gg) "SAR" means a stock appreciation right which entitles a Participant to receive, in cash or Stock (valued at Fair Market Value), at the discretion of the Committee, an amount equal to the excess of the Fair Market Value of a specified number of shares of Stock at the time of exercise over the Option Price established by the Committee.

     (hh) "Securities Act" means the Securities Act of 1933, as amended.

     (ii) "Stock" means the Common Stock of the Company or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

     (jj) "Subsidiary" means any corporation or other business entity in which the Company owns a significant equity interest, as determined in the discretion of the Committee.

3. EFFECTIVE DATE, DURATION AND STOCKHOLDER APPROVAL

The Plan is effective as of February 1, 2000. The validity of any and all Awards granted pursuant to the Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with Section 422(b)(1) of the Code and Section 162(m)(4)(C)(ii) of the Code.

The expiration date of the Plan, after which no Awards may be granted hereunder, shall be January 31, 2005; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

4. ADMINISTRATION

The Plan shall be administered by the Committee, which shall be composed of at least two persons, each member of which, at the time he or she takes any action with respect to an Award under the Plan, shall be a "Non-Employee Director", as defined in Rule 16b-3 under the Exchange Act, or any successor rule or regulation, and an "outside director", as defined in Treasury Regulations sec. 1.162-27(e)(3), or any successor regulation. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

Subject to the provisions of the Plan, the Committee shall have exclusive power to:

     (a) Select the Eligible Persons to participate in the Plan;

     (b) Determine the nature and extent of the Awards to be made to each Participant;

     (c) Determine the time or times when Awards will be made to Eligible
         Persons;

     (d) Determine the duration of each Award Period and Restricted Period;

     (e) Determine the conditions to which the payment of Awards may be subject;

     (f) Establish the Performance Goals, if any, for each Award Period;

     (g) Prescribe the form of Award Agreement or other form or forms evidencing Awards; and

     (h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Eligible Persons, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, Performance Share or Cash Units, shares of Restricted Stock and SARs awarded by the Committee to each Eligible Person, and the expiration date and the duration of any applicable Award Period or Restricted Period.

The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5. GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

The Committee may, from time to time, grant Awards of Options, Restricted Stock, Performance Share or Cash Units and/or SARs to one or more Eligible Persons; provided, however, that:

     (a) The aggregate number of shares of Stock that may be issued or transferred pursuant to all Awards may not exceed 2,500,000, subject to Section 12; provided, however, that no more than 25% of the foregoing number of shares of Stock may be available for grant of Restricted Stock that is not subject to vesting based on the achievement of Performance Goals, and; provided, further, that the maximum number of shares of Stock with respect to which Options or SARs or other Awards may be granted during any calendar year to any Eligible Person is 500,000.

     (b) In the event any Option, Restricted Stock Award, Performance Share or Cash Unit or SAR shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan. If the person exercising an Option pays the purchase price of the shares subject to such Option by delivering shares of Common Stock to the Company (either through actual delivery or by attestation) in accordance with the provisions of paragraph 7(b) below, or pays the withholding taxes due in connection with the grant, exercise, vesting, distribution, or payment of any Award or the shares subject thereto (including without limitation any withholding taxes due as a result of an election made by an Eligible Person under Section 83(b) of the Code) by delivering shares of Common Stock to the Company or having the Company withhold shares of Common Stock otherwise issuable in connection with the Award in accordance with the provisions of paragraph 11(d) below, the number of shares so delivered or withheld shall be added back to the aggregate number of shares available for issuance or transfer under the Plan so that the aggregate number of shares that may be issued or transferred under the Plan pursuant to paragraph 5(a) above shall have been charged only for the net number of shares issued or transferred by the Company in connection with the Award; provided, however, that none of the surrendered or withheld shares shall be available for issuance under Incentive Stock Options.

     (c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase.

     (d) The Committee may, in its sole discretion, require a Participant to pay consideration for an Award in an amount and in a manner as the Committee deems appropriate.

     (e) The Committee may only grant Incentive Stock Options to Eligible Persons who are employees of the Company or a subsidiary corporation as defined in Section 424 of the Code.

6. ELIGIBILITY

Participation shall be limited to Eligible Persons selected by the Committee.

7. STOCK OPTIONS AND SARS

Subject to Section 5(e), the Committee is authorized to grant one or more Incentive Stock Options, Nonqualified Stock Options or SARs to any Eligible Person. Each Option or SAR so granted shall be subject to the following conditions or to such other conditions as may be reflected in the applicable Award Agreement.

     (a) OPTION PRICE. The exercise price ("Option Price") per share of Stock for each Option or SAR shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant or, other than with respect to Incentive Stock Options, at a date subsequent to the Date of Grant as specified in the Option Award Agreement.

     (b) MANNER OF EXERCISE AND FORM OF PAYMENT. SARs which have become exercisable may be exercised by delivery of written notice of exercise to the Committee. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable either (i) by United States dollars in cash or by check, (ii) at the discretion of the Committee, by either actual delivery of shares or by attestation, through shares of Stock valued at the Fair Market Value at the time the Option is exercised (provided that such Stock has been held by the Participant for at least six months), or (iii) at the discretion of the Committee, by any combination of (i) and (ii) above.

     (c) OPTION PERIOD AND EXPIRATION. Options and SARs shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option or SAR, which acceleration shall not affect the terms and conditions of any such Option or SAR other than with respect to exercisability. If an Option or SAR is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option or SAR expires. Unless otherwise stated in the applicable Option Award Agreement, an Incentive Stock Option shall expire earlier than the end of the Option Period in the following circumstances:

        (i) If prior to the end of the Option Period, the Participant shall undergo a Normal Termination, the Incentive Stock Option shall expire on the earlier of the last day of the Option Period or the date that is 90 days after the date of such Normal Termination. In such event, the Incentive Stock Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination.

        (ii) If the Participant dies prior to the end of the Option Period and while still in the employ of the Company or such Participant becomes Disabled, the Incentive Stock Option shall expire on the earlier of the last day of the Option Period or the first anniversary of such date of death or Disability of the Participant. In the event of death or Disability, the Incentive Stock Option shall remain exercisable by the Participant or the Holder or Holders to whom the Participant's rights under the Incentive Stock Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Incentive Stock Option was exercisable by the Participant at the time of death or Disability.

        In granting any Nonqualified Stock Option or SAR, the Committee may specify that such Nonqualified Stock Option shall be subject to the restrictions set forth in Section 7(c)(i) or (ii) with respect to Incentive Stock Options, or such other termination and cancellation provisions as the Committee may determine; provided, however, that in the event a Participant terminates service or employment due to death, Disability, retirement (as defined in any qualified retirement plan maintained by the Company), or, in the case of a non-employee director, after attaining age 55, termination of the Option Period shall occur no later than the fifth anniversary of such date of termination, and in the event of any other termination, termination of the Option Period shall occur no later than the third anniversary of such date of termination, and provided further, that the extension of any Option Period beyond the limits set forth in Section 7(c)(i) or (ii) herein with respect to Incentive Stock Options shall be conditioned on the Participant executing a release of claims and/or a covenant not to compete in a form approved by the Committee.

     (d) OTHER TERMS AND CONDITIONS. In addition, each Option or SAR granted under the Plan shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Award Agreement, which shall be subject to the following terms and conditions:

    (i) Each Option or SAR issued pursuant to this Section 7 or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

   (ii) Each share of Stock purchased through the exercise of an Option issued pursuant to this Section 7 shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or when the Option expires.

   (iii) Subject to Section 11(k), Options and SARs issued pursuant to this
         Section 7 shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder.

    (iv) Each Option and SAR issued pursuant to this Section 7 shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Award Agreement; provided, however, that no Option or SAR shall be exercisable prior to the date on which the Participant completes one year of continuous service with the Company or a Subsidiary, unless termination of service occurs due to death, Disability, retirement (as defined in any qualified retirement plan maintained by the Company), after a Change-in-Control, or, in the case of a non-employee director, after attaining age 55.

    (v) Each Award Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option issued pursuant to this Section 7 a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option issued pursuant to this Section 7 shall be a condition precedent to the right of the Holder to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

    (vi) Each Incentive Stock Option Award Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

    (e) INCENTIVE STOCK OPTION GRANTS TO 10% STOCKHOLDERS. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such

          Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

     (f) $100,000 PER YEAR LIMITATION FOR INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

     (g) CONVERSION OF INCENTIVE STOCK OPTIONS INTO NONQUALIFIED STOCK OPTIONS; TERMINATION OF INCENTIVE STOCK OPTIONS. The Committee, at the written request of any Holder, may in its discretion, take such actions as may be necessary to convert such Holder's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Nonqualified Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Holder is an employee of the Company or a Subsidiary at the time of such conversion. Such actions may include, but not be limited to, extending the Option Period or reducing the exercise price of the appropriate installments of such Incentive Stock Options. At the time of such conversion, the Committee (with the consent of the Holder) may impose such conditions on the exercise of the resulting Nonqualified Stock Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Holder the right to have such Holder's Incentive Stock Options converted into Nonqualified Stock Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Holder, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

     (h) SUBSTITUTION OF OPTIONS. The Committee may grant Options and/or SARs in substitution for options or stock appreciation rights held for stock in corporations acquired by the Company with terms in accordance with the terms for such previous options, but with an appropriate adjustment in the exercise price and number of shares subject to the options in compliance with the requirements of Section 424 of the Code.

8. PERFORMANCE SHARE OR CASH UNITS

(a) AWARD GRANTS. The Committee is authorized to establish performance programs to be effective over designated Award Periods determined by the Committee. The Committee may grant Awards of Performance Share or Cash Units to Eligible Persons in accordance with such performance programs. Before or within 90 days after the beginning of each Award Period, the Committee will establish written Performance Goals based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on stockholders' equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee shall determine the number of Performance Share or Cash Units to be awarded, if any, to each Eligible Person who is selected to receive such an Award.

(b) DETERMINATION OF AWARD. At the completion of a Performance Award Period, or at other times as specified by the Committee, the Committee shall calculate the number of shares of Stock or amount of cash earned with respect to each Participant's Performance Share or Cash Unit Award by multiplying the number of Performance Units granted to the Participant by a performance factor representing the degree of attainment of the Performance Goals.

(c) PAYMENT OF PERFORMANCE SHARE OR CASH UNIT AWARDS. Performance Share or Cash Unit Awards shall be payable in that number of shares of Stock or that amount of cash determined in accordance with Section 8(b); provided, however, that, at its discretion, the Committee may make payment to any Participant of Performance Share Units in the form of cash upon the specific request of such Participant.

The amount of any payment made in cash shall be based upon the Fair Market Value of the Stock on the business day prior to payment. Payments of Performance Unit Awards shall be made as soon as practicable after the completion of an Award Period; provided, however, that if a Participant makes the election described below, Performance Share or Cash Units (with any Cash Units being converted into equivalent Performance Share Units) shall instead be credited to the Participant's Performance Share Account. Such credit of Performance Shares to a Participant's Performance Share Account shall be made as of the same date as payment of the Award would have been made to the Participant had no prior election been made.

      (i)  ELECTIONS.

           Any election to have an Award or a portion of an Award credited to a Performance Share Account shall be made on a written form provided by the Company for such purpose and shall only be effective with respect to Awards that may be made on and after the January 1 following the Company's receipt of such form, provided that such form is received by the December 24 prior to the applicable January 1. Any such election shall be made only in increments of ten percent (10%) of the Award (rounded to the nearest whole share) and shall be effective only for Awards made during the year in which the election becomes effective.

      (ii) PERFORMANCE SHARE ACCOUNT.

           The Company shall maintain on its books and records a Performance Share Account to record its liability for future payments to the Participant or his or her beneficiary pursuant to the Plan. However, a Performance Share Account under the Plan shall constitute an unfunded arrangement; the Company shall not be required to segregate or earmark any of its assets for the benefit of the Participant or his or her beneficiary, and the amount reflected in a Performance Share Account shall be available for the Company's general corporate purposes and shall be available to the Company's general creditors. The amount reflected in a Performance Share Account shall not be subject in any manner to anticipation, alienation, transfer or assignment by the Participant or his or her beneficiary, and any attempt to anticipate, alienate, transfer or assign the same shall be void. Neither the Participant nor his or her beneficiary may assert any right or claim against any specific assets of the Company in respect of a Performance Share Account, and the Participant and his or her beneficiary shall have only a contractual right against the Company for the amount reflected in a Performance Share Account.

           Notwithstanding the foregoing, in order to pay amounts which may become due under the Plan in respect of a Participant's Performance Share Account, the Company may establish a grantor trust (hereinafter the "Trust") within the meaning of Section 671 of the Code. Some or all of the assets of the Trust may be dedicated to providing benefits to the Participants pursuant to the Plan, but, nevertheless, all assets of the Trust shall at all times remain subject to the claims of the Company's general creditors in the event of the Company's bankruptcy or insolvency.

     (iii) DIVIDEND EQUIVALENTS.

           On every date on which a dividend or other distribution is paid with respect to Common Stock, commencing with the first such payment date after the date on which a Performance Share is credited to a Participant's Performance Share Account and continuing until such Performance Share is either forfeited or paid out, there shall be credited to the Participant's Performance Share Account a Dividend Equivalent in respect of such Performance Share. A Dividend Equivalent shall mean, with respect to a whole Performance Share credited to a Participant's Performance Share Account, a measure of value equal to the fractional share of Common Stock that could be purchased with the amount that would have been paid to the Participant as a dividend or other distribution if the Participant had owned a whole share of Common Stock in lieu of said whole Performance Share, the date of such deemed purchase being the dividend payment date. Dividend Equivalents are expressed in the form of Performance Shares. Notwithstanding the foregoing, the Committee may decide when granting a Performance Share that Dividend Equivalents with respect to such Performance Share shall be paid to a Participant as accrued, rather than credited to the Participant's Performance Share Account.

     (iv) PARTICIPANT NOT A STOCKHOLDER.

          The Participant shall have no stockholder's rights with respect to any shares of Common Stock in respect of which Performance Shares are credited to his or her Performance Share Account.

     (v)  PAYMENTS IN RESPECT OF PERFORMANCE SHARES.

(1) Termination of Employment or Provision of Services: In the event of a Participant's Normal Termination and without a payment date having been specified as provided below, such Participant shall be entitled to receive payment in respect of the entire amount then credited to his or her Performance Share Account. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares then credited to the Participant's Performance Share Account, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant within sixty (60) days after the Participant's Normal Termination.

(2) Election of Participant: Upon prior written election by a Participant, the Participant shall be entitled to receive payment in respect of an Award of Performance Shares, to the extent then vested, and any Dividend Equivalents earned on such Award on the date or dates specified in such written election. Such election must either be made as part of the election to have such Award of Performance Shares credited to a Performance Share Account as provided above, or at any time at least one year prior to the date on which such payment would otherwise be made. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares, including related Dividend Equivalents, then credited to the Participant's Performance Share Account with respect to such Award, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. The Participant's Performance Share Account thereafter shall be reduced to reflect the foregoing payment. Nothing herein shall preclude separate elections with respect to separate Awards.

(3) Disability or Death While Employed by or Providing Services to the
Company: Notwithstanding an election made pursuant to the preceding section, in the event of a Participant's termination of employment or provision of services for reasons of Disability or death, the Participant or his or her beneficiary, as the case may be, shall be entitled to receive payment in respect of the entire amount then credited to his or her Performance Share Account. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares then credited to the Participant's Performance Share Account, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant or his or her beneficiary within sixty (60) days after the Company has been notified in writing of the Disability or death of the Participant and has been provided with any additional information, forms or other documents it may reasonably request.

(4) Hardship Payment: Notwithstanding an election made pursuant to the Plan or the Participant's continued employment with or provision of services to the Company, if the Committee, upon written petition of the Participant, determines, in the Committee's sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Participant shall be entitled to receive, as soon as practicable following such determination, payment sufficient to meet the cash needs arising from the unforeseeable financial emergency, not in excess of the number of whole Performance Shares then credited to the Participant's Performance Share Account. Such payment shall be made, at the election of the Participant, either (i) in the form of the number of whole shares of Common Stock, the proceeds from the sale of which would be sufficient to meet the cash needs arising from the unforeseeable financial emergency, not in excess of the number of whole Performance Shares then credited to the Participant's Performance Share Account; (ii) in cash equal to the value on the business day preceding the date of payment of the number of whole shares of Common Stock available for payment under clause (i) of this sentence; or (iii) in any combination of the methods of payment provided for in clauses (i) and (ii) of this sentence. In the event of a hardship payment in respect of the Participant's entire Performance Share Account, any fractional Performance Share shall be paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. For purposes of the foregoing, an unforeseeable financial emergency is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence. Cash needs arising from foreseeable events such as generally the purchase of a house or educational expenses for children shall not be considered to be the result of an unforeseeable financial emergency. Said shares of Common Stock and any cash amount shall be transferred to the Participant as soon as practicable after the Committee determines that the Participant has suffered an unforeseeable financial emergency. The Participant's Performance Share Account thereafter shall be reduced to reflect the foregoing payment.

(5) Early Withdrawal: Notwithstanding an election made pursuant to the Plan or the Participant's continued employment with or provision of services to the Company, the Participant, upon written petition to the Committee at any time, shall be entitled to receive payment in respect of all or any portion of the amount then credited to his or her Performance Share Account, subject to a forfeiture penalty of six percent (6%) of the amount of the payment requested by the Participant. Such payment shall be made, at the election of the Participant, either (i) in the form of the number of shares of Common Stock equal to the number of whole Performance Shares requested by the Participant in the written petition and then credited to the Participant's Performance Share Account; (ii) in cash equal to the value on the business day preceding the date of payment of the number of whole shares of Common Stock available for payment under clause
(i) of this sentence; or (iii) in any combination of the methods of payment provided for in clauses (i) and (ii) of this sentence. In the event of an early withdrawal in respect of the Participant's entire Performance Share Account, any fractional Performance Share shall be paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant within sixty (60) days after the Company has received the Participant's written petition. The Participant's Performance Share Account thereafter shall be reduced to reflect the foregoing payment and the six percent (6%) forfeiture penalty.

(d) ADJUSTMENT OF PERFORMANCE GOALS. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, (i) extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained; (ii) any significant changes that may have occurred during such Award Period in applicable accounting rules or principles or changes in the Company's method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned; (iii) any significant changes that may have occurred during such Award Period in tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards; or (iv) any other factors which the Committee deems appropriate. The Committee may exercise only negative discretion with respect to awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code. Unless the Committee determines otherwise at any time prior to payment of a Participant's award under the Plan for any year, extraordinary or non-recurring events pursuant to Section 8(d)(i), significant changes in accounting rules or changes in the Company's method of accounting pursuant to
Section 8(d)(ii), and changes in tax law or other laws or regulations pursuant to Section 8(d)(iii) shall be automatically excluded or included in determining the extent to which the Performance Goal has been achieved, whichever will produce the higher award.

9. RESTRICTED STOCK AWARDS

(a) AWARD OF RESTRICTED STOCK.

      (i) The Committee shall have the authority (1) to grant Restricted Stock Awards, (2) to issue or transfer Restricted Stock to Eligible Persons, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares to be covered by each grant.

     (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (1) an escrow agreement satisfactory to the Committee and (2) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock Award Agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock, and to receive dividends paid thereon.

    (iii) Upon the Award of Restricted Stock, the Committee shall cause a Stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the Stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any Stock certificate held by it registered in the name of the Holder.

(b) RESTRICTIONS.

      (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the Stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; and (3) the shares shall be subject to forfeiture to the extent provided in Section 9(d) and the Award Agreement and, to the extent such shares are forfeited, the Stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a stockholder shall terminate without further obligation on the part of the Company.

     (ii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

(c) RESTRICTED PERIOD. The Restricted Period of Restricted Stock shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock Award indicated in a schedule established by the Committee and set forth in the written Award Agreement. The Restricted Period shall be at least three years; provided, however, that it may be as short as one year if vesting is based on achievement of Performance Goals.

(d) FORFEITURE PROVISIONS. Except to the extent determined by the Committee and reflected in the underlying Award Agreement, in the event a Participant terminates employment with or ceases to provide services to the Company during a Restricted Period for any reason, that portion of the Award with respect to which restrictions have not expired shall be completely forfeited to the Company. Except as otherwise determined by the Committee, in the event of such a forfeiture, the amount of an Award that would otherwise be payable shall be reduced, but not below zero, by the amount of any dividends previously paid to the Holder with respect to the forfeited Restricted Stock.

(e) DELIVERY OF RESTRICTED STOCK. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 9(b) and the Award Agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his or her beneficiary, without charge, the Stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or Stock dividends credited to the Holder's account with respect to such Restricted Stock and the interest thereon, if any.

(f) STOCK RESTRICTIONS. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

     "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as
     of             , between Barnes Group Inc. and             . A copy of such
     Agreement is on file at the offices of the Company."

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

(g) DEFERRAL. Upon election by a Participant, a whole share of Restricted Stock that would otherwise have been granted to the Participant shall instead be made in the form of Performance Shares, and such Performance Shares shall be credited to the Participant's Performance Share Account, subject to the provisions of
Section 8. Such credit of Performance Shares shall be made as of the same date as Restricted Stock would have been awarded to the Participant had no prior election been made. Any such election shall be made by December 24 prior to the year in which the Award for which the election is made will be made, and shall otherwise comply with the requirements for elections in Section 8(c). If an event occurs which would have caused forfeiture of the Restricted Stock for which an election pursuant to this paragraph is made, then the equivalent Performance Shares, along with any related Dividend Equivalents, shall be forfeited.

10. NON-COMPETITION PROVISIONS

In addition to such other conditions as may be established by the Committee, in consideration of the granting of Awards under the terms of the Plan, the Committee, in its discretion, may include non-competition provisions in the applicable Award Agreement.

11. GENERAL

(a) ADDITIONAL PROVISIONS OF AN AWARD. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement.

(b) PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

(c) GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange

Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d) TAX WITHHOLDING. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder may be required to pay to the Company prior to delivery of such Stock, the amount of any such taxes which the Company is required to withhold, if any, with respect to such Stock. The Company shall accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.

(e) CLAIM TO AWARDS AND EMPLOYMENT OR SERVICE RIGHTS. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary.

(f) DESIGNATION AND CHANGE OF BENEFICIARY. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(h) NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in such member's capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of

Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(i) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws of the State of Connecticut without regard to the principles of conflicts of law thereof.

(j) FUNDING. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(k) NONTRANSFERABILITY. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow in an Award Agreement for transfer of Awards other than Incentive Stock Options to other persons or entities.

(l) RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than such member.

(m) RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(n) EXPENSES. The expenses of administering the Plan shall be borne by the Company.

(o) TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(p) CHANGE-IN-CONTROL. Notwithstanding anything in the Plan to the contrary, in the event of a "Change-in-Control", as defined below, all Awards made pursuant to the Plan shall become fully vested immediately, and all Options shall be immediately exercisable (provided that if the "Change-in-Control" occurs with respect to a Subsidiary, only Awards and Options granted to employees of such Subsidiary shall be affected), if the Committee so provides in an Award Agreement, or if so provided in an employment, severance or other agreement of an employee granted an Award. A "Change-in-Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

      (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any such securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph
          (iii) below; or

     (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

     (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

      (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

12. CHANGES IN CAPITAL STRUCTURE

Awards granted under the Plan and any Award Agreements shall be subject to equitable adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or (iii) upon the occurrence of any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such corporate or other event, the aggregate number of shares of Stock available under the Plan and the maximum number of shares of Stock with respect to which any one person may be granted in connection with Awards shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

Notwithstanding the above, in the event of any of the following:

     (1) The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by stockholders of the Company in a form other than stock or other equity interests of the surviving entity;

     (2) All or substantially all of the assets of the Company are acquired by another person;

     (3) The reorganization or liquidation of the Company; or

     (4) The Company shall enter into a written agreement to undergo an event described in clauses (1), (2) or (3) above, then the Committee may, in its sole discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event. The terms of this Section 12 may be varied by the Committee in any particular Award Agreement.

13. NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14. AMENDMENT AND TERMINATION

The Board may at any time terminate the Plan. The Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, that any such amendment of the Plan shall be contingent on obtaining the approval of the stockholders of the Company if such amendment would materially increase benefits available to Participants or the Committee determines that such approval is necessary to comply with any requirement of law, including the requirements for qualification of Incentive Stock Options or the rules of any stock exchange, stock market or automated quotation system on which the Company's equity securities are traded or quoted.

Barnes Group Inc.
Executive Office
123 Main Street
Post Office Box 489
Bristol, Connecticut 06011-0489 U.S.A.

[Barnes Group Logo]

                            2000 - BARNES GROUP INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                          APRIL 12, 2000 - 11:00 A.M.
                           COUNTRY CLUB OF FARMINGTON
                  860 FARMINGTON AVENUE, FARMINGTON, CT 06032

     The undersigned stockholder(s) of Barnes Group Inc. hereby appoints Signe
S. Gates and Monique B. Marchetti, each with the power to appoint her substitute, as the undersigned's proxies and attorneys-in-fact to vote all the shares of Common Stock covered by this proxy at the Annual Meeting of Stockholders on April 12, 2000, or at any adjournment thereof, upon the matters set forth in the Notice of such meeting with all the powers the undersigned would possess if personally present. Either person is individually authorized to vote as specified on proposals 1, 2 and 3 and otherwise in her discretion.

     THIS CARD ALSO PROVIDES CONFIDENTIAL VOTING INSTRUCTIONS FOR SHARES HELD IN THE BARNES GROUP INC. GUARANTEED STOCK PLAN. If you are a participant and have shares of Barnes Group Inc. Common Stock allocated to your account under this plan, please read the following as to the voting of such shares, as well as voting a proportionate share of the allocated stock in the plan and the allocated stock for which no voting instructions are received.

     Trustee's Authorization: The undersigned authorizes Fleet National Bank, as Trustee of the Barnes Group Inc. Guaranteed Stock Plan, to vote all shares of the Common Stock of the Company allocated to the undersigned's account under such plan, as well as a proportionate share of the unallocated stock in the plan and the allocated stock for which voting instructions are not timely received, at the Annual Meeting of Stockholders or at any adjournment thereof, in accordance with the instructions on the reverse side.

      THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.
                        PLEASE SIGN ON THE REVERSE SIDE.

                            - FOLD AND DETACH HERE -


                            YOUR VOTE IS IMPORTANT!

For your convenience, you can now vote your shares in one of two ways:

1. VOTE BY TELEPHONE: If you are a resident of the U.S.A. or Canada and have a Touch Tone telephone you can call the proxy tabulator, ChaseMellon Shareholder Services, L.L.C., at their toll-free telephone number:
   1-800-840-1208 and follow the instructions found on the reverse side of this card on how to vote your shares. There will be no charge to you for the call. If you are not a resident of the U.S.A. or Canada or do not have a Touch Tone telephone, please vote by mailing your proxy (see instructions below). Please note that voting by telephone rather than by mail will help to reduce the Company's costs.

OR

2. VOTE BY MAIL: Mark, sign and date your proxy and return it promptly in the enclosed envelope. Please sign exactly as name(s) appear on the reverse side. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, general partners and other persons acting in a representative capacity should add their complete titles. When a corporation gives the proxy, an authorized officer should sign.

                              THANK YOU FOR VOTING

                          2000-BARNES GROUP INC.-PROXY

                                                            Please mark
                                                            your votes as    /X/
                                                            indicated in
                                                            this example

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES AND PROPOSALS:

1.  ELECTION OF DIRECTORS FOR A    FOR all nominees             WITHHOLD
    THREE-YEAR TERM                listed to the left          AUTHORITY
                                   (except as marked    to vote for all nominees
                                   to the contrary)       listed to the left

    (01) Thomas O. Barnes
    (02) Gary G. Benanav and
    (03) Robert W. Fiondella            / /                      / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

------------------------------------------------


                                   FOR          AGAINST          ABSTAIN
2.  APPROVAL OF THE BARNES GROUP
    INC. EMPLOYEE STOCK AND OWN-
    ERSHIP PROGRAM:                / /            / /              / /

3.  RATIFICATION OF SELECTION OF
    PRICEWATERHOUSECOOPERS LLP
    AS INDEPENDENT ACCOUNTANTS:    / /            / /              / /


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDERS(S). UNLESS OTHERWISE DIRECTED, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                               I plan to attend the meeting  / /







Signature                        Signature                        Date
         ----------------------           ----------------------       ---------

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.



FOLD AND DETACH HERE IF VOTING BY MAIL


                               VOTE BY TELEPHONE
                   (RESIDENTS OF THE U.S.A. AND CANADA ONLY)

Your telephone vote authorizes the named proxies/trustee to vote your shares in the same manner as if you had marked, signed and returned your proxy by mail. If you vote by telephone, you do not need to mail your proxy. Voting by telephone rather by mail will help reduce the Company's costs.

TO VOTE BY TELEPHONE (FOR TOUCH TONE TELEPHONES ONLY):

* Dial the following toll-free telephone number AT ANYTIME: 1-800-840-1208
  The call goes directly to our proxy tabulator, ChaseMellon Shareholder Services, L.L.C. and there is no charge to you.
* You will then be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.


* OPTION 1: To vote as the Board of Directors recommends:
            FOR ALL proposals: Press 1.
            When you press 1, your vote will be confirmed and cast as you directed. END OF CALL.

* OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear the following instructions:

PROPOSAL 1:    Election of Directors
               - To vote FOR ALL nominees, press 1;
               - To WITHHOLD FOR ALL nominees, press 9;
               - TO WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and follow the instructions.
               - If you press 0, enter the TWO-DIGIT NUMBER that precedes the nominee(s)' name for whom you withhold your vote, then press 0.

PROPOSAL 2:    Approval of the Barnes Group Inc. Employee Stock And Ownership
               Program:
               - To vote FOR, press 1;
               - To vote AGAINST, press 9;
               - To ABSTAIN from voting, press 0.

PROPOSAL 3:    Ratification of selection of PricewaterhouseCoopers LLP as
               Independent Accountants
               - To vote FOR, press 1;
               - To vote AGAINST, press 9;
               - To ABSTAIN from voting, press 0.

Your vote will be confirmed as cast as you directed. END OF CALL.



                           IF YOU VOTE BY TELEPHONE,
                      PLEASE DO NOT MAIL BACK YOUR PROXY.
                             THANK YOU FOR VOTING.

                            CALL, TOLL-FREE, ANYTIME
                                 1-800-840-1208